SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              INFORMATION STATEMENT
                                   PURSUANT TO
                         SECTION 14(c) AND SECTION 14f-1
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                                    PROLOGUE
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                (Name of Registrant as Specified In Its Charter)

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

                              INFORMATION STATEMENT
                                       OF
                                    PROLOGUE
                             645 Beachland Boulevard
                            Vero Beach, Florida 32963

           NOTICE OF CHANGE IN CONTROL AND OF A MAJORITY OF DIRECTORS
        PURSUANT TO SECTION 14(f) OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14f-1 THEREUNDER

                                       AND

                 INFORMATION PROVIDED PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This notice and information statement is furnished to the shareholders of record of Prologue, a Utah corporation ("PRGU"), pursuant to: (i) Section 14(f) of the Securities and Exchange Act of 1934 (as amended, the "Exchange Act"), and Rule 14f-1 thereunder, to inform the shareholders of PRGU of a change in the majority of the directors of PRGU (the "Board") in connection with the closing of the transactions set forth in that certain Securities Purchase Agreement (the "Agreement"), dated as of September 9, 2003, by and between Joyce
R. Avery, an individual ("Avery"), and Keating Reverse Merger Fund, LLC, a Delaware limited liability company ("KRM Fund"), pursuant to which KRM Fund purchased from Avery 38,380,000 shares constituting approximately 76% of the issued and outstanding capital stock of PRGU, and (ii) Section 14(c) of the Exchange Act to inform the stockholders of PRGU that on or about September 22, 2003, KRM Fund executed a written consent of shareholder voting to adopt and implement a 1-for-200 reverse stock split. There are currently 50,000,000 shares of PRGU Common Stock issued and outstanding. Upon completion of the 1-for-200 reverse stock split there will be approximately 250,000 shares issued and outstanding.


         Please read this notice carefully. It describes the essential terms of the Agreement and the proposed amendment to our Articles that will increase the number of shares of common stock Prologue is authorized to issue, and contains certain biographical and other information concerning the proposed new directors of PRGU. Additional information about the Company is contained in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2003, and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (the "Reports"), which were filed with the United States Securities and Exchange Commission (the "Commission"). The Reports and their accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov/index.htm.

         This Information Statement will be mailed to stockholders on or about October 24, 2003 to holders of record of PRGU Common Stock as of the close of business on September 30, 2003.


                         CHANGE IN MAJORITY OF DIRECTORS

         The change in a majority of the directors of PRGU occurred as follows: immediately prior to and in connection with the closing of the transactions contemplated by the Agreement (the "Closing"), the sole director of PRGU, Steven

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

Cuthbert ("Cuthbert"), executed a written consent appointing Kevin R. Keating (the "Sole Director Consent") to fill a vacancy in PRGU's Board created by the resignations of Stan Adams and Bill Ross from the Board, which resignations occurred immediately prior to the execution of the Sole Director Consent. The appointment of Kevin R. Keating will become effective 10 days after the date this Information Statement is mailed to the stockholders of PRGU. Immediately following his execution of the Sole Director Consent, Cuthbert tendered his resignation from the Board, leaving the Board void of members until 10 days after the date this Information Statement is mailed to the shareholders of PRGU.

         The Sole Director Consent and the KRM Fund Consent each constitutes the approval and consent of at least a majority of the total number of shares of capital stock of PRGU and is sufficient under PRGU's bylaws to approve the actions set forth therein. None of the actions described in this Information Statement will be submitted for a vote to the stockholders of PRGU.

         PRGU prepared this notice on its own behalf, except that the proposed new director, Mr. Keating provided all the information herein regarding himself. Mr. Keating assumes no responsibility for the accuracy or completeness of the information prepared by PRGU.

                                CHANGE IN CONTROL

         On September 9, 2003 (the "Closing Date"), pursuant to the Agreement, KRM Fund purchased from Avery 38,380,000 shares of the $0.001 par value common stock of PRGU ("PRGU Common Stock"), constituting approximately 76% of the issued and outstanding capital stock of PRGU.

         On the Closing Date, the Company had outstanding 50,000,000 shares of PRGU Common Stock, and no shares of preferred stock.

                               REVERSE STOCK SPLIT

         On September 22, 2003, KRM Fund adopted and approved by written consent the Reverse Split Consent, whereby it, in its capacity as majority shareholder of PRGU, approved a reverse split of PRGU's issued, outstanding and reserved common shares with a ratio of 1 post-split share for every 200 pre-split shares effective 20 days after this Information Statement is mailed to PRGU's shareholders of record. Fractional shares will be rounded up to one whole share. Following the Reverse Split there will be about 250,000 shares outstanding. Prior to the effectiveness of the Reverse Split, PRGU will duly notify the Nasdaq OTC Bulletin Board of the Reverse Split.

                                     GENERAL

         PRGU will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. PRGU will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the record holders of PRGU's common stock.

         PRGU will only deliver one information statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. PRGU will promptly deliver a separate copy of this information statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any shareholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

                  Prologue
                  645 Beachland Boulevard
                  Vero Beach, Florida 32963
                  Telephone:  (772) 231-7544

         Shareholders may also address future requests regarding delivery of information statements and/or annual reports by contacting PRGU at the address listed above.

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

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The record date for this Information Statement is as of the close of business on September 30, 2003. As of the record date, PRGU had 50,000,000 voting shares of common stock issued and outstanding of which the approvals of 25,500,000 shares are required to pass any shareholder resolutions.

                            INFORMATION REGARDING THE
                      EXECUTIVE OFFICERS AND THE DESIGNEES

Executive Officers and the Designees

         The following table sets forth certain information regarding the current executive officers of PRGU.

                                           Position(s) with PRGU
Name                       Age     Pre-Closing            Post-Closing
----                       ---     -----------            ------------

Kevin R. Keating           63      None                   President, Director


         Following the tenth day after the mailing of this Information Statement to all holders of record of PRGU's Common Stock at the close of business on September 30, 2003, the appointment to the Board of Kevin R. Keating pursuant to the Sole Director Consent will become effective. Mr. Keating shall serve as a director of PRGU until the next Annual Meeting of Shareholders or until his successor is duly elected and qualified, or until their earlier resignation or removal. Each of the executive officers serves at the pleasure of the Board until such officer's successor is elected and qualified, or until their earlier resignation or removal. None of the Designees are to receive any compensation from PRGU for services as a director. Following the appointment of Kevin R. Keating there will be two vacancies on the Board and PRGU is seeking to appoint additional persons who are suitable and willing to fill these vacancies as soon as practicable.

         There are no family relationships between any of the directors and executive officers of PRGU. Set forth below is certain biographical information regarding Mr. Keating:

         Kevin R. Keating was appointed as PRGU's President in September 2003, and will serve as a director upon the effectiveness of his appointment as described above. Mr. Keating is an investment executive and, for the past seven years, has been the branch manager of the Vero Beach, Florida office of Brookstreet Securities Corporation. Brookstreet Securities is a full-service, national network of independent investment professionals. Mr. Keating serves the investment needs of private clients with special emphasis on equities. Mr. Keating serves as a director of the following public entities: Wentworth, I, Inc., Wentworth II, Inc., Catalyst Lighting Group, Inc., and 99 Cent Stuff, Inc. Mr. Keating is a graduate of Holy Cross College with a Bachelor of Science degree in Business Administration.

Legal Proceedings

         There are no material proceedings to which any director, officer, or affiliate of PRGU, any owner of record or beneficially of more than 5% of the Common Stock, or any associate or of any such director, officer, or affiliate of PRGU, or shareholder is a party adverse to PRGU or has a material interest adverse to PRGU.

Certain Relationships and Related Transactions

         Except as set forth below, there have been no material transactions, series of similar transactions or currently proposed transactions to which PRGU or any of its subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any officer, director, or any shareholder who is

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

known to PRGU to own of record or beneficially more than five percent of the Common Stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Certain Information About the Board of Directors

         PRGU has no standing audit, nominating or compensation committees of the Board, or committees performing similar functions. During the fiscal year ended December 31, 2002 and the six months ended June 30, 2003, the Board held no meetings. Since the last annual meeting of PRGU, no director has resigned or declined to stand for re-election to the board of directors because of a disagreement with PRGU on any matter relating PRGU's operations, policies, or practices.

Section 16(a) Beneficial Ownership Reporting Compliance

         During the fiscal year ended December 31, 2002 and the six months ended June 30, 2003, no director, officer, or beneficial owner of more than 10 percent of the Common Stock failed to file on a timely basis, as disclosed in reports filed by these persons, reports required by Section 16(a) of the Exchange Act.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following summary compensation table sets forth the aggregate executive compensation awarded to, earned by, or paid to the executive officer named below for all services rendered to PRGU or any of its subsidiaries in all his capacities, for the fiscal years ended December 31, 2002, 2001, and 2000:

                                                                                LONG-TERM
                           ANNUAL COMPENSATION                                  COMPENSATION

                                                                                                 Securities
                                                                                Restricted       Under-
Name and                                                      Other Annual      Stock            lying
Principal Position         Year     Salary  Bonus             Compensation      Award(s)         Options
                                    ($)     ($)                ($)              ($)              (#)
Allen Avery,               2002     -0-     -0-               -0-               -0-              -0-
President                  2001     -0-     -0-               -0-               -0-              -0-
                           2000     -0-     -0-               -0-               -0-              -0-

Stock Options and Stock Appreciation Rights

         During the fiscal year ended December 31, 2002 and the six months ended June 30, 2003, no options or stock appreciation rights were granted to Mr. Cuthbert. No options or stock appreciation rights have ever been granted to, or exercised by, Mr. Cuthbert.

Employment Agreements

         PRGU has no employment agreements or compensatory plans or arrangements with any of its executive officers. There are no plans whereby PRGU would issue any of its securities to management, promoters, their affiliates or associates in consideration for services rendered or otherwise.

Compensation of Directors

         Directors do not currently receive compensation for their services as directors. However, directors may, pursuant to a resolution of the Board, receive a fixed sum and expenses for actual attendance at each regular or special meeting of the Board. The Board of Directors of PRGU has not adopted a resolution providing for payment of such a fixed sum or expenses.

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

            There are no employment contracts, compensatory plans or arrangements, including payments to be received from PRGU, with respect to any director or executive officer of PRGU which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with PRGU or its subsidiaries, any change in control of PRGU, or a change in the person's responsibilities following a change in control of PRGU. Also there are no agreements or understandings for any director or executive officer to resign at the request of another person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of September 30, 2003 as to each director and officer of PRGU, all directors and officers of PRGU as a group, and as to each person who is known to PRGU to be the beneficial owner of more than 5% of PRGU's outstanding common stock. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

         In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of [date].

--------------------------------------------------- -------------------------------- ---------------------------
Name and Address of Beneficial Owner                  Number of shares of common        Percentage of common
                                                       stock beneficially owned       stock beneficially owned
--------------------------------------------------- -------------------------------- ---------------------------
Kevin R. Keating (1)                                                   0                         0%
--------------------------------------------------- -------------------------------- ---------------------------
Keating Reverse Merger Fund, LLC                              38,380,000                        76%
--------------------------------------------------- -------------------------------- ---------------------------
All  executive  officers and  directors as a group                     0                         0%
(1 person)
--------------------------------------------------- -------------------------------- ---------------------------

(1) Mr. Kevin R. Keating is the President of PRGU, and will become a director effective 10 days after the date this Information Statement is mailed to PRGU's shareholders of record. His address is 645 Beachland Boulevard, Vero Beach, Florida 32963. Mr. Kevin R. Keating has no beneficial or other interest in KRM Fund.

                         DISSENTERS' RIGHT OF APPRAISAL

         There are no appraisal rights regarding any matter to be acted upon.


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